Exhibit 99.1
Agilysys, Inc. (Nasdaq: AGYS) September 2009

Forward looking statements & non-GAAP financial information Forward-Looking Language This presentation contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this presentation and may be identified by use of words such as "may," "will," "believes," "anticipates," "plans," "expects," "estimates," "projects," "targets," "forecasts," "continues," "seeks," or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, business strategies, future financial results, unanticipated downturns to our relationships with customers, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, and unanticipated deterioration in economic and financial conditions in the United States and around the world. We do not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized. Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, "Risk Factors." Copies are available from the SEC or the Agilysys web site. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. Management believes that such information can enhance investors' understanding of the company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Agilysys: overview One of the largest resellers and system integrators in North America (#1 Sun & top five IBM, HP & EMC reseller in North America) Best in class software products for hospitality industry Industry leader Diversified business Streamlined cost structure One of the most diverse resellers and system integrators in North America - diverse customer base and product mix Strong partnerships with all major IT vendors - mitigates risks associated with single-vendor product lifecycle Eliminated $35M of annual cost in FY09 Executive management keenly focused on growing EBITDA and cash flow to drive shareholder value Industry-leading solutions High value-add proprietary software Blue chip customer base Significant growth prospects and opportunities Breadth of solutions Deep vertical experience and expertise Services-driven business Leading market share Diversified multi-vendor platform National presence Reputation for quality Technical acumen Superior procurement and financing Technology Solutions Group (TSG) Retail Solutions Group (RSG) Hospitality Solutions Group (HSG) Agilysys

Agilysys: business overview

Agilysys

Business segments	Financial Profile	Primary markets	Capabilities and solutions
Hospitality solutions Independent software vendor/ developer	Rev. FY09[1]: $99.6M Adj. EBITDA[2,3]: $14.3M	■ Hotel casinos ■ Full-service hotels ■ Destination resorts ■ Conference centers ■ Condominiums ■ Restaurants ■ Cruise lines ■ Stadiums and arenas ■ Foodservice	■ Property management systems ■ Point-of-sale ■ Inventory and procurement ■ Document management ■ Analytics ■ Self-service ■ Activities ■ Dining reservations
Retail solutions Systems integrator	Rev. FY09[1]: $122.2M Adj. EBITDA[2,3]: $8.0M	■ Grocery stores ■ Chain drug stores ■ General retailers ■ Specialty retailers	■ Self-service technologies ■ Point-of-sale and scanning solutions ■ Wireless solutions ■ Back-office infrastructure services/storage ■ Payment systems ■ Implementation ■ Business consulting
Technology solutions Differentiated solutions provider	Rev. FY09[1]: $508.9M Adj. EBITDA[2,3]: $36.2M	■ Large and medium-sized businesses ■ Healthcare organizations ■ Educational institutions ■ Financial services providers ■ Federal, state and local governments ■ Telecommunication companies	■ High availability ■ Information storage and protection ■ IT management ■ IT implementation ■ Consolidation and virtualization ■ Business continuity

(1) March fiscal year-end

(2) Adjusted EBITDA = Operating income + depreciation + amortization

(3) Excludes asset impairment and restructuring charges

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Agilysys

Agilysys: evolution



HSG
RSG
TSG
Apr 2008: Acquires Triangle Hospitality Solutions
Feb 2008: Acquires Eatec Corporation
Jun 2007: Acquires InfoGenesis
Jan 2007: Acquires Visual One Systems
Nov 2005: Establishes operations in Hong Kong & Macau
Summer 05: Board of Directors approval for development of Guest360, new PMS solution
Feb 2004: Acquires Inter-American Data, Inc., giving Agilysys entry into the hospitality market
Jan 2006: Develops NextVision
May 2005: Signs 360Commerce strategic reseller agreement
Sept 2003: Acquires Kyrus Corp: Establishes reach into retail industry and becomes largest solution provider of IBM retail solutions
Jul 2007: Acquires Innovativ
2007: Large investment in IBM resources
Apr 2007: Acquires Stack Computer
May 2005: Acquires CTS: Enhances offering of comprehensive storage solutions
Establishes EMC relationship and signs EMC agreement
Continues to grow HP and IBM solution provider business
2003
2004
2005
2006
2007
2008
Today
Divests electronic components distribution business: company focuses solely on its computer systems business
Changes name to Agilysys: a combination of "agile" and "systems," the name reflects a technology solutions organization that delivers tools, knowledge and value
Divests KeyLink Systems Distribution Business: Agilysys to focus exclusively on being a leading provider of innovative IT solutions

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Agilysys: revenue mix Hardware Software Services East 508.7 77 145 Hardware Software Services East 20.5 19.8 59.7 Hardware Software Services East 58.7 3.9 37.5 Hardware Software Services East 81.9 12.3 5.8 Agilysys FY09 Revenue Mix HSG FY09 Revenue Mix RSG FY09 Revenue Mix TSG FY09 Revenue Mix

Agilysys: software and services mix Q1FY08 Q2FY08 Q3FY08 Q4FY08 Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Software & services mix as % of total 0.294 0.253 0.244 0.266 0.285 0.289 0.306 0.339 0.325 Software & services revenue 36.9 49 60.6 51.4 51.2 49.5 68.5 52.8 42.3 Software and Services Mix ($Mil.) Software and services revenue are a focus of our differentiation strategy and continue to grow despite soft market conditions

AGYS: trailing twelve months ("TTM") Jun '08 Sep Dec Mar Jun '09 EBITDA 7.1 11.9 19.2 19.7 15.2 EBITDA Margin 0.009 0.015 0.025 0.027 0.022 Jun '08 Sep Dec Mar Jun '09 Organic 814.3 792 768.6 730.7 681 Adjusted EBITDA excl. charges2 ($Mil.) Additional notes Excludes results from TSG's Asian operations that are reported in discontinued operations Excludes Impairment and Restructuring charges Revenue1 ($Mil.)

Q1 review: summary balance sheet performance Cash at June 30th was $51.0M - an increase of $14.8M from 3/31/09 A/R generated $47.0M of cash Inventory generated $6.8M of cash A/P generated $48.3M of cash due to termination of floor plan financing agreement Floor plan financing payments consumed $74.2M of cash - as of June 30th, there were no amounts outstanding under floor plan financing, which was terminated May 5th Days sales outstanding improved from 88 days at 3/31/09 to 73 days at 6/30/09 Capital expenditures were $3.5M for Q1 - majority of capital expenditures relate to implementation of new Oracle enterprise software and Guest360 capitalized costs Q1 Sequential Commentary Working Capital ($Mil.) Q1FY09 Q2FY09 Q3FY09 Q4FY09 Q1FY10 Receivables 151 134.5 172 152.3 105 Working capital as % of sales 0.076 0.051 0.049 0.092 0.042 Inventory 24.1 23.5 25.5 27.2 20.4 Working capital is (A/R + Inventory) less (A/P + IGF flooring + Deferred Revenue) Quarterly revenue annualized at historical quarterly skew

HSG: solutions Primary Secondary

HSG: trailing twelve months Adjusted EBITDA1 ($ Mil.) Revenue ($ Mil.) Jun '08 Sep Dec Mar Jun '09 EBITDA 10.1 9.7 10.9 14.3 10.6 EBITDA Margin 0.104 0.101 0.112 0.143 0.116 Jun '08 Sep Dec Mar Jun '09 Organic 96.2 96.1 96.6 99.6 91 (1) Excludes asset impairment charge

RSG: solutions Services Enterprise hardware - RSG supplies IBM System i, System p and System x servers as well as IBM and EMC storage solutions Point-of-sale - RSG sells IBM POS terminals, which are "retail-hardened" to enhance uptime and longevity Peripherals - RSG is one of the largest resellers of Symbol/Motorola and Verifone peripheral products Software development & maintenance and managed services Business consulting Implementation Retail help desk support Hardware maintenance Depot services Hardware Software POS Software - RSG customizes, implements and supports IBM and Oracle retail applications, which include Oracle 360Commerce, IBM SA and IBM ACE Enterprise software - RSG also offers a full line of IBM and Oracle middleware software Proprietary software - RSG leverages its skills in software solutions to extend the life of legacy retail applications and to customize them to match each individual retailer's specific needs

Revenue ($ Mil.) Jun '08 Sep Dec Mar Jun '09 EBITDA 8.9 7.4 9.1 8 5.6 EBITDA Margin 0.06 0.051 0.073 0.066 0.052 Jun '08 Sep Dec Mar Jun '09 Organic 147.6 143.7 125.4 122.2 108 RSG: trailing twelve months Adjusted EBITDA1 ($ Mil.) (1) Excludes asset impairment charge

TSG: solutions Enterprise class products targeted toward complex and powerful server and storage solutions Require significant investments in customer facing sales, technical solutions architects, delivery systems engineers, vendor certifications and extensive training TSG provides a broad range of industry leading products from top vendors such as Sun, HP, IBM, EMC, and Oracle Complements with resold and proprietary services and software, to create a truly differentiated and optimized IT infrastructure solution for customers TSG's portfolio of offerings includes: Assessments, solution architecture and design, implementation, migration, and full project life cycle management Business critical solutions, including identity management, enterprise solutions, infrastructure services, data management and storage, and managed and consulting services TSG focus is to grow attach rate of proprietary technical and professional services to infrastructure hardware and software from leading IT vendors

TSG: trailing twelve months Revenue ($ Mil.) Jun '08 Sep Dec Mar Jun '09 EBITDA 28.2 36 38.5 36.1 34.3 EBITDA Margin 0.049 0.065 0.07 0.071 0.071 Jun '08 Sep Dec Mar Jun '09 Organic 570.5 552.7 546.6 508.9 482 Adjusted EBITDA1 ($ Mil.) (1) Excludes asset impairment and restructuring charges

FY10 positioning, outlook and dividend Well Positioned for FY10 Company eliminated over $35M in annualized cost in FY09 New organization structure provides streamlined decision making and reduced overhead Cost structure is aligned with current demand outlook New credit facility enhances strong working capital position and further increases financial flexibility Strategic investment in Guest360TM, HSG's new property management software, is on schedule Implementation of Oracle enterprise software in fiscal 2010 will provide opportunity to further reduce overhead costs and improve working capital Outlook Demand environment remains weak and visibility is limited Company suspended guidance until visibility into IT demand improves Dividend With evolution of business and company not maintaining its fixed charge coverage ratio, Board voted to eliminate dividend effective August 2009 Elimination of dividend will preserve $2.7M annually

Agilysys, Inc. (Nasdaq: AGYS) Financial Data

Q1 review: consolidated results Hardware revenue decreased 32%, services revenue decreased 26% and software declined 1% from prior year SG&A, excluding depr. & amort., decreased $11.1M Comp and benefits decreased $10.0M T&E decreased $1.0M Professional fees decreased $0.6M Bad debt expense decreased $0.5M Medical claims increased $1.5M Adjusted EBITDA, excluding charges, decreased $4.5M - significant cost savings did not fully offset 33% decline in gross profit Loss from continuing operations was $12.4M compared with a loss of $60.1M in prior year, which included $56.7M of asset impairment and restructuring charges Q1 Year-over-Year Commentary Statement of Operations ($Mil., except per share)

FY09 review: consolidated results Revenue declined 3.9% - pro forma for full year acquisitions, revenue declined 12.2% Gross profit increased over $20M on declining revenue due to higher mix of software and services revenue and rebates SG&A, excl. depr. & amort., increased by $6.2M due to: Approximately $14M from full-year of SG&A from FY 08acquisitions Bad debt expense of $2.2M and professional fees of $1.8M Realized portion of cost saving actions executed in FY09 were approximately $15M Other expense/(income) includes $3.0M write- down of Reserve Fund investment in FY09 FY09 Year-over-Year Commentary Statement of Operations ($Mil., except per share)

Q1 review: Hospitality ("HSG") Revenue decreased 35% Demand in commercial gaming market remained soft and hardware product sales slowed Increased sales of hosted software Gross margin increased slightly due to higher proportion of software and services SG&A, excluding depr. & amort., decreased by $1.6M Payroll costs decreased $0.4M on FY09 cost savings and lower incentive compensation T&E decreased $0.3M Capitalization of Guest360 development costs reduced SG&A by $0.8M Fringe costs increased $0.4M due to higher medical claims HSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

FY09 review: HSG financial performance Revenue was essentially flat after adjusting for FY08 acquisitions Gross margin increased significantly due to higher mix of software and services SG&A, excluding depr. & amort., increased by $6.0M due primarily to full-year impact of FY08 acquisitions SG&A includes $2.9M (FY09) and $2.1M of development costs related to our new PMS software, Guest360TM Asset impairment charges relate to write-down of acquisition related goodwill and intangible assets HSG executed $5M of cost savings during FY09 of which approximately $1M was realized in FY09 HSG Segment Profit ($Mil.) Year-over-Year Commentary

Q1 review: Retail ("RSG") Revenue was consistent with our expectations given absence of several large customer roll- outs in Q1 FY09 Revenue decreased 36% primarily due to lower volumes of point-of-sale hardware and implementation services Gross margin remained flat due to relatively higher mix of hardware maintenance services SG&A, excl. depr. & amort., decreased $0.6M on lower bad debt expense and outside services Medical claims increased $0.4M RSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

FY09 review: RSG financial performance Revenue decreased 5.8% primarily due to absence of large, one-time hardware sale in FY08 Diverse revenue base across grocery, chain drug and discount retail Gross profit grew by over $3.1M on lower revenue due to higher proprietary services mix SG&A, excl. depr. & amort., was up $1.2M on higher bad debt expense related to three customer bankruptcies Asset impairment charge related to write- down of goodwill RSG executed $2M of cost savings during FY09, which will be realized in FY10 RSG Segment Profit ($Mil.) Year-over-Year Commentary

Q1 review: Technology ("TSG") Soft demand for IT infrastructure solutions, especially hardware, contributed to 23% decline in revenue Market was weaker than expected Oracle pending acquisition of Sun muted historical seasonal growth in Sun product line Gross margin expanded in quarter due to higher rebate margins SG&A, excl. depr. & amort., decreased by $2.9M Cost saving actions taken in FY09 contributed $3.5M Medical claims increased $0.5M Acquisition related intangible amortization decreased $0.4M TSG Segment Profit ($Mil.) Q1 Year-over-Year Commentary

FY09 review: TSG financial performance Revenue was down almost than 18% when pro forma for full-year Innovativ results in FY08 Demand for IT infrastructure solutions was soft throughout year Gross profit was higher on lower sales due to higher rebates and product mix SG&A, excl. depr. & amort., decreased by $2.1M due to cost saving actions taken in FY09 TSG reduced cost structure by approximately $14M in FY09 of which $9M was realized in FY09 Depreciation and amortization was higher due to acquisition related intangible amortization Asset impairment charge relates to write-down of goodwill Restructuring charge associated with change in professional services "go-to-market" strategy TSG Segment Profit ($Mil.) Year-over-Year Commentary

Q1 review: Corporate Gross profit decreased $2.6M due to non- recurring, miscellaneous pricing adjustments SG&A, excl. depr. & amort., decreased $6.0M due to FY09 cost saving actions Payroll related costs were down $4.3M T&E decreased $0.4M Outside services and professional fees decreased $0.6M Corporate Segment ($Mil.) Q1 Year-over-Year Commentary

Reconciliation of net loss to adjusted EBITDA

Reconciliation of adjusted EBITDA to net income